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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 30, 2007

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

            Maryland                   001-13145             36-4150422
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  (State or other jurisdiction        (Commission          (IRS Employer
       of Incorporation)              File Number)       Identification No.)

         200 East Randolph Drive, Chicago, IL                   60601
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 30, 2007, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. The full text of this press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

     The following exhibit is included with this Report:

     99.1. Press release issued by Jones Lang LaSalle Incorporated on January 30, 2007 announcing its financial results for the fourth quarter and year ended December 31, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 30, 2007                       JONES LANG LASALLE INCORPORATED


                                              By:    /s/ Lauralee E. Martin
                                                     ------------------------
                                              Name:  Lauralee E. Martin
                                              Title: Executive Vice President,
                                                     Chief Financial Officer
                                                     and Chief Operating Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on January 30, 2007 announcing its financial results for the fourth quarter and year ended December 31, 2006.